UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported)  March 1, 2007
                                                           -------------

                             AIR METHODS CORPORATION
                             -----------------------
             (Exact name of Registrant as Specified in Its Charter)

                         Commission file number  0-16079
                                                ---------

                 Delaware                                   84-0915893
                 --------                                   ----------
       (State or Other Jurisdiction                      (I.R.S. Employer
     of Incorporation or Organization)                 Identification Number)

   7301 South Peoria, Englewood, Colorado                     80112
   --------------------------------------                     -----
  (Address of Principal Executive Offices)                 (Zip Code)

        Registrant's Telephone Number, Including Area Code (303) 792-7400
                                                           --------------

     Former Name, Former Address and Former Fiscal Year, if Changed Since Last
                                  Report:  N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2

ITEM 2.02.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 1, 2007, Air Methods Corporation (the "Company") announced a change in its method of presenting flight revenue and provision for uncompensated care and provided an update on anticipated financial results for the quarter and year ended December 31, 2006. A copy of the press release is furnished as Exhibit
99.1 to this Current Report. The information contained in this report, including
Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall information be deemed incorporated by reference in any registration statement, proxy statement, or other report filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless the Company specifically incorporates that information into those documents by reference.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        AIR METHODS CORPORATION


March 1, 2007                           By \s\ Trent J. Carman
                                          --------------------------------------
                                           On behalf of the Company, and
                                           as Chief Financial Officer